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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 7, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-R10)


                       Ameriquest Mortgage Securities Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                            333-118137-03              33-0885129
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-9960

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         On October 7, 2004 (the "Closing Date"), a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R10 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         The Certificates designated as the Series 2004-R10 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of $ 1,299,999,703.23.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


   Exhibit No.         Item 601(a) of                                 Description
   -----------         Regulation S K                                 -----------
                         Exhibit No
                       --------------
        1                    99            Characteristics of the Mortgage Pool as of October 1, 2004,
                                           relating to Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through
                                           Certificates, Series 2004-R10.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 21, 2004


                                          AMERIQUEST MORTGAGE SECURITIES INC.


                                          By:   /s/ John P. Grazer
                                             ------------------------
                                          Name:  John P. Grazer
                                          Title: CFO

                                Index to Exhibits

    Exhibit No.                Item 601(a) of                            Description                      Sequentially
    -----------                Regulation S K                            -----------                     Numbered Page
                                 Exhibit No.                                                             -------------
                               -------------
         1                           99                   Characteristics of the Mortgage Pool as              P
                                                          of October 1, 2004, relating to
                                                          Ameriquest Mortgage Securities Inc.,
                                                          Asset-Backed Pass-Through Certificates,
                                                          Series 2004-R10